Commitments and Contingencies	9 Months Ended
Sep. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5 – Commitments and Contingencies

Executive Employment Agreements

On September 1, 2017, the Company entered into an employment agreement with Mr. John Climaco pursuant to which Mr. Climaco agreed to serve as Chief Executive Officer and Director of the Company commencing on such date for an initial term of three years. On September 1, 2020, the Company entered into an amendment to the employment agreement with Mr. Climaco. The amendment extends the term of employment under the Employment Agreement, which was originally for a three-year period, for additional twelve-month periods, unless and until either the Company or Mr. Climaco provides written notice to the other party not less than sixty days before such anniversary date that such party is electing not to extend the term. If the Company provides notice of its election not to extend the term, Mr. Climaco may terminate his employment at any time prior to the expiration of the term by giving written notice to the Company at least thirty days prior to the effective date of termination, and upon the earlier of such effective date of termination or the expiration of the term, Mr. Climaco shall be entitled to receive the same severance benefits as are provided upon a termination of employment by the Company without cause. Pursuant to the Amendment, the severance benefits shall be twelve months of Mr. Climaco’s base salary. Such severance payment shall be made in a single lump sum sixty days following the termination, provided that Mr. Climaco has executed and delivered to the Company and has not revoked a general release of the Company. Pursuant to the employment agreement, the compensation committee of the board of directors reviews the base salary payable to Mr. Climaco annually during the term of the agreement. On February 6, 2021, the compensation committee of the board of directors set Mr. Climaco’s 2021 annual base salary to $525,000.

On June 28, 2019, we entered into employment letters with Drs. Silberman and Picker. Dr. Silberman agreed to commit 50% of her time to our matters and Dr. Picker agreed to commit 25% of his time to our matters.

On March 29, 2023, the Board of Directors approved, based upon the recommendation of the Compensation Committee, cash bonuses totaling $550,750 to the officers of the Company.

Scientific Advisory Board

On July 15, 2021, our Board approved the following compensation policy for members of the Scientific Advisory Board. The Scientific Advisory board consists of Dr. Sigmond Hsu. The scientific advisory board member shall receive annual cash compensation of $68,600. During the nine months ended September 30, 2023 and 2022, the Company paid $0 and $76,087 related to the Scientific Advisory Board compensation. As of September 30, 2023, the Company has accrued $151,584 related to Dr. Hsu’s Scientific Advisory Board compensation.

WP744 Portfolio (Berubicin)

On November 21, 2017, the Company entered into a Collaboration and Asset Purchase Agreement with Reata Pharmaceuticals, Inc. (“Reata”). Through this agreement, the Company purchased all of Reata’s rights, title, interest and previously conducted research and development results in the chemical compound commonly known as Berubicin. In exchange for these rights, the Company agreed to pay Reata an amount equal to 2.25% of the net sales of Berubicin for a period of 10 years from the Company’s first commercial sale of Berubicin plus $10,000. Reata also agreed to collaborate with the Company on the development of Berubicin, from time to time.

On December 28, 2017, the Company entered into a Technology Rights and Development Agreement with Houston Pharmaceuticals, Inc. (“HPI”). HPI is affiliated with Dr. Waldemar Priebe, our founder. Pursuant to this agreement, the Company obtained a worldwide exclusive license to the chemical compound commonly known as WP744. In exchange for these rights, the Company agreed to pay consideration to HPI as follows: (i) a royalty of 2% of net sales of any product utilizing WP744 for a period of ten years after the first commercial sale of such; and (ii) $100,000 upon beginning Phase II clinical trials (paid in 2021); and (iii) $200,000 upon the approval by the FDA of a New Drug Application for any product utilizing WP744; and (iv) a series of quarterly development payments totaling $750,000 beginning immediately after the Company’s raise of $7,000,000 of investment capital. In addition, the Company issued 6,667 shares of the Company’s common stock valued at $1.35 per share to HPI upon execution of the agreement. On November 13, 2019, the Company closed its IPO, thereby fulfilling all conditions precedent and completing the acquisition of the intellectual property discussed in the HPI agreement. During the nine months ended September 30, 2023 and 2022, the Company recognized $37,500 and $262,500, respectively, related to this agreement. Unrelated to this agreement, from time to time, the Company purchases pharmaceutical products from HPI which are necessary for the manufacturing of Berubicin API and drug product in related party transactions which are reviewed and approved by the Company’s audit committee based upon the standards of providing superior pricing and time to delivery than that available from unrelated third parties. During the nine months ended September 30, 2023 and 2022, the Company expensed $0 and $41,075 respectively related to the purchase of pharmaceutical products from HPI.

On August 30, 2018, we entered into a sublicense agreement with WPD Pharmaceuticals, Inc. (“WPD”). Pursuant to the agreement, the Company granted WPD an exclusive sublicense, even as to us, for the patent rights we licensed pursuant to the HPI License within the following countries: Poland, Estonia, Latvia, Lithuania, Belarus, Ukraine, Moldova, Romania, Bulgaria, Serbia, Macedonia, Albania, Armenia, Azerbaijan, Georgia, Montenegro, Bosnia, Croatia, Slovenia, Slovakia, Czech Republic, Hungary, Chechnya, Uzbekistan, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Greece, Austria, and Russia. The sublicense agreement provides that WPD must use commercially reasonable development efforts to attempt to develop and commercialize licensed products in the above mentioned territories, which means the expenditure of at least $2.0 million on the development, testing, regulatory approval or commercialization of the licensed products during the three year period immediately following the date of the sublicense agreement. In the event that WPD fails to use commercially reasonable development efforts by the foregoing three-year deadline, we have the right to terminate this sublicense agreement. As of December 31, 2021, the Company has received reports of the WPD expenditures related to this agreement, has conducted due inquiry into validating those expenditures, and has determined that WPD has exercised commercially reasonable development efforts and has therefore fulfilled the terms of the agreement necessary to secure their rights under the sublicense in perpetuity subject to the ongoing obligations of the sublicense. In consideration for the rights granted under the sublicense agreement, to the extent we are required to make any payments to HPI pursuant to the HPI License as a result of this sublicense agreement, WPD agreed to advance us such payments, and to pay us a royalty equal to 1% of such payments. WPD is a Polish corporation that is majority-owned by an entity controlled by Dr. Priebe, our founder.

On November 21, 2022, CNS entered into an Investigational Medicinal Product Supply Agreement with Pomeranian Medical University (“PUM”) in Szczecin, Poland. CNS agreed to sell berubicin hydrochloride drug product (and related reference standards) to PUM at a discount to the historical cost of manufacturing so that PUM may conduct an investigator-initiated clinical trial of Berubicin in CNS lymphomas. PUM agreed to pay CNS the following payments: (i) PLN 5,870 upon delivery of 2 vials each of berubicin and berubicinol reference standards, (ii) PLN 873,201 upon delivery of a first batch of 150 berubicin drug product vials, and (iii) PLN 873,201 upon delivery of a second batch of 150 berubicin drug product vials. As of December 31, 2022, the reference standards were delivered, and the Company recognized $1,302 in accounts receivable and as a reduction to research and development expense. In April 2023, the first batch of berubicin drug product vials were delivered, and the Company recognized $196,303 in accounts receivable and as a reduction to research and development expense. As of September 30, 2023, the outstanding accounts receivable balance of $197,605 was collected in full.

On August 31, 2018, the Company entered into a sublicense agreement with Animal Life Sciences, LLC (“ALI”), pursuant to which we granted ALI an exclusive sublicense, even as to us, for the patent rights we licensed pursuant to the HPI License solely for the treatment of cancer in non-human animals through any type of administration. In consideration for the rights granted under the sublicense agreement, ALI agreed to issue us membership interests in ALI equal to 1.52% of the outstanding ALI membership interests. As additional consideration for the rights granted, to the extent we are required to make any payments to HPI pursuant to the HPI License as a result of this sublicense agreement, ALI agreed to advance us such payments, and to pay us a royalty equal to 1% of such payments. Dr. Waldemar Priebe, our founder, is also the founder and a shareholder of ALI, holds 38% of the membership interests of ALI.

On June 10, 2020, the FDA granted Orphan Drug Designation (“ODD”) for Berubicin for the treatment of malignant gliomas. ODD from the FDA is available for drugs targeting diseases with less than 200,000 cases per year. ODD may enable market exclusivity of 7 years from the date of approval of a NDA in the United States. During that period the FDA generally could not approve another product containing the same drug for the same designated indication. Orphan drug exclusivity will not bar approval of another product under certain circumstances, including if a subsequent product with the same active ingredient for the same indication is shown to be clinically superior to the approved product on the basis of greater efficacy or safety, or providing a major contribution to patient care, or if the company with orphan drug exclusivity is not able to meet market demand. The ODD now constitutes our primary intellectual property protections although the Company is exploring if there are other patents that could be filed related to Berubicin to extend additional protections.

On July 24, 2021, the Company received Fast Track Designation from the FDA for Berubicin. Fast Track Designation is designed to facilitate the development and expedite the review of drugs to treat serious conditions and fill an unmet medical need.

WP1244 Portfolio

On January 10, 2020, Company entered into a Patent and Technology License Agreement (“Agreement”) with The Board of Regents of The University of Texas System, an agency of the State of Texas, on behalf of The University of Texas M. D. Anderson Cancer Center (“UTMDACC”). Pursuant to the Agreement, the Company obtained a royalty-bearing, worldwide, exclusive license to certain intellectual property rights, including patent rights, related to the Company’s recently announced WP1244 drug technology. In consideration, the Company must make payments to UTMDACC including an up-front license fee, annual maintenance fee, milestone payments and royalty payments (including minimum annual royalties) on sales of licensed products developed under the Agreement. The term of the Agreement expires on the last to occur of: (a) the expiration of all patents subject to the Agreement, or (b) fifteen years after execution; provided that UTMDACC has the right to terminate this Agreement in the event that the Company fails to meet certain commercial diligence milestones. The commercial diligence milestones are as follows (i) initiated PC toxicology to support filing of Investigational New Drug Application (“IND”) or New Drug Application (“NDA”) for the Licensed Product within the eighteen (18) month period following the Effective Date (ii) file and IND for the Licensed Product within three (3) year period following the Effective Date and (iii) Commencement of Phase I Study within the five (5) year period following the Effective Date. The Company has not met the commercial diligence milestones required as of the date hereof. As such, UTMDACC has the right to terminate the Agreement upon notice to the Company. As of the date of this report, UTMDACC has not notified the Company of its intention to terminate the Agreement. During the nine months ended September 30, 2023 and 2022, the Company paid $45,092 and $49,607, respectively.

On May 7, 2020, pursuant to the WP1244 Portfolio license agreement described above, the Company entered into a Sponsored Research Agreement with UTMDACC to perform research relating to novel anticancer agents targeting CNS malignancies. The Company agreed to fund approximately $1,134,000 over a two-year period, which has been fully paid by the Company in 2021. This agreement was extended and expired on March 31, 2023. The principal investigator for this agreement is Dr. Waldemar Priebe, our founder.